MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.

Rule 10f-3 Transactions (Purchase of secs by Portfolio From an Underwriting Syndicate in which an Affiliate is a Member)

January 1, 2000 - April 30, 2000                   % of
        Date of               Shares Price  Total   Offer'g
PortfoliOfferiSecurity        Par ValShare  Value  Purch'd

Asian Equity
        02/28/Asiainfo         1,540 $24.00$36,960 0.03%

Emerging Markets
        01/18/Grupo Televisa  130,140$67.50$8,784,40.79%
        02/28/Asiainfo        12,800 $24.00$307,2000.26%
        03/28/IC Bank (ICICI A162,750$11.00$1,790,21.18%
        04/14/VCP ADR         230,800$15.00$3,462,02.91%

Equity Growth
        01/24/Regent Communica 4,200 $8.50 $35,700 0.03%
        01/27/Aspect Medical S 1,500 $15.00$22,500 0.04%
        01/31/Quantum Effect D 2,300 $16.00$36,800 0.06%
        01/31/Sequenom        14,700 $26.00$382,2000.28%
        02/03/Dobson Communica89,000 $22.00$1,958,00.36%

        02/03/Therma-Wave     14,700 $20.00$294,0000.16%
        02/04/Antigenics       1,100 $18.00$19,800 0.03%
        02/10/Cypress Communic 4,100 $17.00$69,700 0.04%
        02/10/Webmethods       3,300 $35.00$115,5000.08%
        02/11/Flag Telecom Hol34,100 $24.00$818,4000.11%

        02/14/Diversa Corp    10,000 $24.00$240,0000.14%
        02/14/Savvis Communica11,300 $24.00$271,2000.07%
        02/17/Doubleclick Inc 43,500 $90.25$3,925,80.58%
        02/17/Eloquent, Inc.   1,100 $16.00$17,600 0.02%
        03/01/Palm, Inc.      18,700 $38.00$710,6000.08%
        03/07/First World Comm19,300 $17.00$328,1000.19%
        03/09/GT Group Telecom40,200 $14.00$562,8000.22%
        03/13/Digitas          2,800 $24.00$67,200 0.03%
        03/21/Aclara Bioscienc10,100 $21.00$212,1000.11%
        03/23/Silicon Labrator 1,400 $31.00$43,400 0.04%
        03/23/Via Systems     25,200 $21.00$529,2000.06%

        03/27/Allos Therapeuti 1,400 $18.00$25,200 0.03%
        03/27/ArtistDirect     1,500 $12.00$18,000 0.03%
        03/28/Intrabiotics Pha29,900 $15.00$448,5000.40%
        03/30/Luminex         38,100 $17.00$647,7000.85%
        04/06/13 Mobile        4,900 $16.00$78,400 0.10%
        04/26/AT&T Wireless   117,800$29.50$3,475,10.03%

Fixed Income
        01/31/Republic of Ital$2,000,$99.68$1,993,60.10%


Focus Equity
        01/24/Regent Communica   600 $8.50  $5,100 0.00%
        01/27/Aspect Medical S   200 $15.00 $3,000 0.01%
        01/31/Sequenom         2,000 $26.00$52,000 0.04%
        02/03/Dobson Communica11,600 $22.00$255,2000.05%
        02/03/Therma-Wave      1,900 $20.00$38,000 0.02%
        02/04/Antigenics         100 $18.00 $1,800 0.00%
        02/10/Cypress Communic   500 $17.00 $8,500 0.01%
        02/10/Webmethods         400 $35.00$14,000 0.01%
        02/11/Flag Telecom Hol 4,400 $24.00$105,6000.01%
        02/14/Diversa Corp     1,300 $24.00$31,200 0.02%
        02/14/Savvis Communica 1,500 $24.00$36,000 0.01%
        02/17/Eloquent, Inc      100 $16.00 $1,600 0.00%
        03/01/Palm, Inc.       2,300 $38.00$87,400 0.01%
        03/07/First World Comm 2,400 $17.00$40,800 0.02%
        03/09/GT Group Telecom 5,000 $14.00$70,000 0.03%
        03/13/Digitas            300 $24.00 $7,200 0.00%
        03/21/Aclara Bioscienc 1,200 $21.00$25,200 0.01%
        03/23/Silicon Labrator   200 $31.00 $6,200 0.01%
        03/23/Via Systems      3,100 $21.00$65,100 0.01%
        04/06/13 Mobile          600 $16.00 $9,600 0.01%
        04/26/AT&T Wireless   14,100 $29.50$415,9500.00%

Latin American
        01/18/Grupo Televisa   2,240 $67.50$151,2000.01%
        04/14/VCP ADR         11,000 $15.00$165,0000.14%

Municipal Bond
        01/25/NYC TFA         $500,00$103.2$516,3050.09%


Small Company Growth
        01/24/Regent Communica   300 $8.50  $2,550 0.00%
        01/27/Aspect Medical S   100 $15.00 $1,500 0.00%
        01/31/Quantum Effect D   200 $16.00 $3,200 0.01%
        01/31/Sequenom         1,200 $26.00$31,200 0.02%
        02/01/Spectrasite Hold31,400 $17.00$533,8000.14%

        02/03/Dobson Communica 7,300 $22.00$160,6000.03%
        02/03/Therma-Wave      1,200 $20.00$24,000 0.01%
        02/04/Antigenics         100 $18.00 $1,800 0.00%
        02/10/Cypress Communic   400 $17.00 $6,800 0.00%
        02/10/Webmethods         300 $35.00$10,500 0.01%
        02/11/Flag Telecom Hol 3,300 $24.00$79,200 0.01%
        02/14/Diversa Corp     1,000 $24.00$24,000 0.01%
        02/14/Savvis Communica 1,200 $24.00$28,800 0.01%
        02/17/Eloquent, Inc.     100 $16.00 $1,600 0.00%
        03/01/Palm, Inc        2,500 $38.00$95,000 0.01%
        03/02/Asiainfo         1,400 $24.00$33,600 0.03%
        03/03/Radio One       12,600 $70.00$882,0000.25%


        03/06/Crayfish Ltd     3,000 $24.50$73,500 0.07%
        03/07/First World Comm 2,800 $17.00$47,600 0.03%
        03/09/GT Group Telecom 5,900 $14.00$82,600 0.03%
        03/13/Digitas            400 $24.00 $9,600 0.00%
        03/21/Aclara Bioscienc 1,300 $21.00$27,300 0.01%
        03/23/Silicon Labrator   200 $31.00 $6,200 0.01%
        03/23/Via Systems      3,400 $21.00$71,400 0.01%
        03/27/Allos Therapeuti   100 $18.00 $1,800 0.00%
        03/27/ArtistDirect       200 $12.00 $2,400 0.00%
        03/28/Intrabiotics Pha 4,200 $15.00$63,000 0.06%
        03/30/Luminex          5,100 $17.00$86,700 0.11%
        04/05/Krispy Kreme Dou27,300 $21.00$573,3000.91%
        04/06/13 Mobile          600 $16.00 $9,600 0.01%
        04/26/AT&T Wireless   37,600 $29.50$1,109,20.01%

Technology
        01/24/Regent Communica   400 $8.50  $3,400 0.00%
        01/27/Aspect Medical S   100 $15.00 $1,500 0.00%
        01/31/Quantum Effect D   200 $16.00 $3,200 0.01%
        01/31/Sequenom         1,200 $26.00$31,200 0.02%
        02/03/Dobson Communica 7,900 $22.00$173,8000.03%
        02/03/Therma-Wave      1,300 $20.00$26,000 0.01%
        02/04/Antigenics         100 $18.00 $1,800 0.00%
        02/10/Cypress Communic   400 $17.00 $6,800 0.00%
        02/10/Webmethods         300 $35.00$10,500 0.01%
        02/11/Flag Telecom Hol 3,200 $24.00$76,800 0.01%
        02/14/Diversa Corp       900 $24.00$21,600 0.01%
        02/14/Savvis Communica 1,000 $24.00$24,000 0.01%
        02/17/Doubleclick, Inc 9,500 $90.25$857,3750.13%
        02/17/Eloquent, Inc.     100 $16.00 $1,600 0.00%
        03/01/Palm, Inc.       2,000 $38.00$76,000 0.01%
        03/02/Asiainfo         1,000 $24.00$24,000 0.02%
        03/06/Crayfish Ltd     2,300 $24.50$56,350 0.05%
        03/07/First World Comm 2,200 $17.00$37,400 0.02%
        03/09/GT Group Telecom 4,600 $14.00$64,400 0.03%
        03/13/Digitas            300 $24.00 $7,200 0.00%
        03/21/Aclara Bioscienc 1,000 $21.00$21,000 0.01%
        03/23/Silicon Labrator   100 $31.00 $3,100 0.00%
        03/23/Via Systems      2,700 $21.00$56,700 0.01%
        03/27/Allos Therapeuti   100 $18.00 $1,800 0.00%
        03/27/ArtistDirect       200 $12.00 $2,400 0.00%
        03/28/Intrabiotics Pha 3,400 $15.00$51,000 0.05%
        03/30/Luminex          3,900 $17.00$66,300 0.09%
        04/06/13 Mobile          500 $16.00 $8,000 0.01%
        04/26/AT&T Wireless   30,600 $29.50$902,7000.01%

Value Equity
        01/24/Regent Communica       $8.50  $1,700 0.00%
        02/03/Dobson Communica       $22.00$74,800 0.01%
        02/03/Therma-Wave            $20.00$12,000 0.01%
        02/11/Flag Telecom Hol       $24.00$28,800 0.00%
        03/01/Palm, Inc.             $38.00$22,800 0.00%
        04/26/AT&T Wireless          $29.50$268,4500.00%


May 1, 2000 - July 31, 2000
Asian Equity
        6/15/0China Unicom Lim91,800 $19.99183508200.04%

Emerging Markets
        6/15/0China Unicom Lim969,000$19.99$19,370,0.41%
        6/19/0Telmex          53,400 $53.25$2,843,50.19%

Equity Growth
        6/16/0ASM Lithography 88,300 $38.15$3,368,60.15%
        6/26/0Stratos Lightwav24,300 $21.00$510,3000.28%
        6/27/0Genuity            200 $11.00 $2,200 0.00%
        6/27/0Genuity          1,100 $11.00$12,100 0.00%
        6/27/0Genuity          3,300 $11.00$36,300 0.00%
        6/27/0Genuity         143,800$11.00$1,581,80.08%
        6/28/0Capstone Turbine 14,900$16.00$238,4000.16%

Focus Equity
        6/26/0Stratos Lightwav 2,800 $21.00$58,800 0.03%

Latin American
        6/19/0Telmex            4,900$53.25260925000.02%

Small Company Growth
        6/8/00Community Health 43,000$13.00$559,0000.23%

        6/26/0Stratos Lightwav  2,700$21.00$56,700 0.03%
        6/27/0Genuity            100 $11.00 $1,100 0.00%
        6/27/0Genuity            300 $11.00 $3,300 0.00%
        6/27/0Genuity             900$11.00 $9,900 0.00%
        6/27/0Genuity          40,600$11.00$446,6000.02%
        6/28/0Capstone Turbine  1,700$16.00$27,200 0.02%

Technology
        6/16/0ASM Lithography  34,200$38.15$1,304,70.06%
        6/26/0Stratos Lightwav  2,500$21.00$52,500 0.03%
        6/27/0Genuity             100$11.00 $1,100 0.00%
        6/27/0Genuity             600$11.00 $6,600 0.00%
        6/27/0Genuity           1,700$11.00$18,700 0.00%
        6/27/0Genuity          16,500$11.00$181,5000.01%
        6/27/0Genuity          28,700$11.00$315,7000.02%
        6/27/0Genuity          30,000$11.00$330,0000.02%
        6/28/0Capstone Turbine  1,600$16.00$25,600 0.02%

*   All transactions were completed in accordance with Rule
10f-3 and Board-approved Rule 10f-3 procedures.

August 1, 2000 - October 31, 2000

Rule 10f-3 Transactions (Purchase of secs by Portfolio From an
Underwriting Syndicate in which an Affiliate is a Member)(2)

August 1, 2000 - October 31, 2000


        PARTIC     TRADE       PRICE AMOUNTPURCHASEAMOUNT OF
UNDERWRIPORTFO      DATE      PER SHAPURCHA  FROM  OFFER

CalifornUIF Te     8/1/00     15.00  2,900 Deutsche5,300,000
        MSDWIF Small Company G15.00  8,300 Montgomery secs
        MSDWIF Technology     15.00  6,800 Deutsche Bank secs,
                                     18,000

SpeechwoUIF Te     8/1/00     20.00    100 Piper Ja4,750,000
        MSDWIF Small Company G20.00    300 Hambrecht & Quist
        MSDWIF Technology     20.00    300 Hambrecht & Quist
                                       700

GenaissaUIF Eq     8/2/00     13.00  5,100 Deutsche6,000,000
        UIF Te                13.00   1,600Deutsche Bank secs
        MSDWIF Equity Growth  13.00  38,000Salomon Smith Barney
        MSDWIF Focus Equity   13.00   4,600Deutsche Bank secs
        MSDWIF Small Company G13.00   4,600Deutsche Bank secs
        MSDWIF Technology     13.00   3,700Deutsche Bank secs
                                     57,600

Inspire UIF Eq     8/3/00     12.00     300Hambrech5,500,000
        UIF Technology        12.00     100Hambrecht & Quist
        MSDWIF Small Company G12.00     200Deutsche Bank secs
        MSDWIF Equity Growth  12.00   2,100Piper Jaffrey
        MSDWIF Focus Equity   12.00     200Deutsche Bank secs
        MSDWIF Technology     12.00     200Deutsche Bank secs
                                      3,100

Giganet,UIF Em     8/4/00      17.00  2,610Lehman B5,000,000
        UIF Technology         17.00    400Robertson Stephens
        MSDW Emerging Markets 17.00 3,970Lehman Brothers MSDWIF Small Company G 17.00 1,200Lehman Brothers
        MSDWIF Technology      17.00    900Robertson Stephens
        MSDWIF Emerging Market 17.00 13,750Lehman Brothers
                                     22,830

Active PUIF Eq     8/7/00      17.00  1,700Merrill 8,000,000
        UIF Te                 17.00    600Goldman Sachs
        MSDWIF Equity Growth   17.00 12,900Goldman Sachs
        MSDWIF Focus Equity    17.00  1,500Goldman Sachs
        MSDWIF Small Company G 17.00  1,500Goldman Sachs
        MSDWIF Technology      17.00  1,300Merrill Lynch
                                     19,500

PetrobraUIF Em    8/10/00      24.00 66,300Merrill 153,500,000
        MSDW Emerging Markets  24.00 100,00Merrill Lynch
        Latin American Discove 24.00 159,90Merrill Lynch MSDWIF Latin American 24.00 18,700Merrill Lynch MSDWIF Emerging Market 24.00 357,70Merrill Lynch
                                     166,300

Curon MeUIF Eq    9/22/00      11.00  4,000Warburg 5,000,000
        UIF Technology         11.00  1,400Warburg Dillon Read
        MSDWIF Small Company G 11.00  3,700CIBC World Markets
        MSDWIF Equity Growth   11.00 28,100CIBC World Markets
        MSDWIF Focus Equity    11.00  3,400Warburg Dillon Read
        MSDWIF Technology      11.00  3,200Warburg Dillon Read
                                     43,800

SouthernUIF Eq    9/26/00      22.00  5,600JP Morga58,000,000
        UIF Technology         22.00  2,000Williams Capital
        MSDWIF Small Company G 22.00  5,300CS First Boston
        MSDWIF Equity Growth   22.00 38,600Goldman Sachs, Lehman
                                            Brothers, CS First Boston
        MSDWIF Focus Equity    22.00  4,600Goldman Sachs
        MSDWIF Technology      22.00  4,500Goldman Sachs
                                     60,600

Proton EUIF Eq    9/28/00      17.00  1,000Salomon 7,000,000
        UIF Technology         17.00    400Salomon Smith Barney
        MSDWIF Small Company G 17.00  1,000CS First Boston
        MSDWIF Equity Growth   17.00  7,100CS First Boston
        MSDWIF Technology      17.00    800CS First Boston
                                     10,300

Vastera,UIF Te    9/28/00      14.00  2,600Deutsche6,000,000
        MSDWIF Small Company G 14.00  6,800Hambrecht & Quist
        MSDWIF Technology      14.00  5,700Deutsche Bank secs
                                     15,100

ASUR ADRUIF Em    9/28/00     15.125 48,160Warburg 22,173,913
        Latin American Discove15.125 214,08Warburg Dillon Read MSDW Emerging Markets 15.125 75,240Warburg Dillon Read MSDWIF Latin American 15.125 31,980Warburg Dillon Read MSDWIF Emerging Market15.125 268,46Warburg Dillon Read
                                     637,920

Docent, UIF Te    9/29/00      11.00  5,200Dain Bos8,000,000
        MSDWIF Small Company G 11.00 14,000Deutsche Bank secs, Dain,
                                           Thomas Weisel Partners LLC
        MSDWIF Technology      11.00 11,600Deutsche Bank secs
                                     30,800

InformaxUIF Eq    10/3/00      16.00  1,100Bear Ste5,000,000
        UIF Technology         16.00    400Bear Stearns
        MSDWIF Small Company G 16.00  1,000Adams, Harkness&Hill Inc.
        MSDWIF Focus Equity    16.00    900Bear Stearns
        MSDWIF Equity Growth   16.00  7,500Piper Jaffrey
        MSDWIF Technology Port 16.00    800Bear Stearns
                                     11,700

AdvancedUIF Eq    10/4/00      15.00    400Hambrech6,250,000
        UIF Technology         15.00    100Hambrecht & Quist
        MSDWIS Small Company G 15.00    300Robertson Stephens
        MSDWIF Equity Growth   15.00  2,700Robertson Stephens
        MSDWIF Focus Equity    15.00    300Hambrecht & Quist
        MSDWIF Technology      15.00    300Hambrecht & Quist
                                      4,100

Coach InUIF Eq    10/4/00      16.00  2,700Goldman 7,380,000
        UIF Technology         16.00    900Goldman Sachs
        MSDWIF Small Company G 16.00  2,600Goldman Sachs
        MSDWIF Equity Growth   16.00 19,200Goldman Sachs
        MSDWIF Focus Equity    16.00  2,200Goldman Sachs
        MSDWIF Technology      16.00  2,100Goldman Sachs
                                     29,700

W-H EnerUIF Eq    10/10/00     16.50  2,700CS First10,000,000
        UIF Technology         16.50    900CS First Boston
        MSDWIF Equity Growth   16.50 18,600CS First Boston, Donaldson,
                                           Warburg Dillon Read, Simmons Co.
        MSDWIF Focus Equity    16.50  2,300Donaldson Lufkin Jenrette
        MSDWIF Small Company G 16.50  2,500CS First Boston
        MSDWIF Technology      16.50  1,900Warburg Dillon Read
                                     28,900


China PeUIF As    10/12/00    HK$ 1.6188,00Chase Ja########
        UIF Emerging Markets HK$ 1.62,608,Chase Jardine Flemming MSDW Asia Pacific HK$ 1.65,996,Chase Jardine Flemming MSDW Emerging Markets HK$ 1.64,111,Chase Jardine Flemming MSDWIF Emerging MarketHK$ 1.614,777Chase Jardine Flemming MSDWIF Asian Equity HK$ 1.61,434,Chase Jardine Flemming
                                     29,114,000

Wipro LiMSDW I    10/19/00     41.38 209,00CS First2,750,000
                                     209,000


Orient EMSDWIF     8/4/00      19.00 18,900Merrill 10,000,000
                                           Montgomery secs, Wasserstein
                                           Perrella Secs, Legg Mason
                                     18,900


China MoUIF As    10/31/00    HK$ 48  8,000Merrill 923,521,065
        UIF Emerging Markets  HK$ 48 104,00Merrill Lynch
        MSDW Emerging Markets HK$ 48 132,00Merrill Lynch
        MSDWIF Asian Equity   HK$ 48 56,000Merrill Lynch
        MSDWIF Emerging MarketHK$ 48 572,00Merrill Lynch
                                     872,000

CommunitMSDWIF    10/30/00     28.19 27,500Merrill 18,000,000
                                           Sachs, Montgomery secs,
				Hambrecht & Quist
                                     27,500

MilleniuUIF Mi    10/5/00      64.00  2,200Goldman 11,000,000
                                      2,200

(1) Morgan Stanley Dean Witter Institutional Funds, Inc. ("MSDWIF") The Universal Institutional Funds, Inc. ("UIF")
  The Proprietary Registered Closed-End Funds ("CEF")
(2) All transactions were completed in accordance with Rule 10f-3 and Board approved Rule 10f-3 procedures.
(3) All prices in U.S. Dollar unless otherwise noted
(4) Securities (secs)
November 1, 2000 - December 31, 2000

        PARTIC     TRADE       PRICE AMOUNTPURCHASEAMOUNT OF
UNDERWRIPORTFO      DATE      PER SHAPURCHA  FROM  OFFER

CommunitMSDWIF    11/3/00      28.19 27,500Merrill 18,000,000
                                           Hambrecht & Quist,

                                     27,500

Curagen MSDWIF    11/15/00     42.25 20,900Lehman B4,000,000
        MSDWIF Technology      42.25  3,300Bear Stearns
        UIF Technology         42.25  1,600Thomas Weisel Partners LLC
        UIF Equity Growth      42.25  3,000Dain Bosworth Inc.

                                     28,800

DeutscheUIF In    11/17/00    EUR 21 24,710Deutsche278,200,000
        MSDWIF European EquityEUR 21 97,792Deutsche Bank, Warburg
        MSDWIF International MEUR 21 85,403Deutsche Bank, Warburg


                                     207,905

Harvard MSDWIF    12/6/00      8.00  39,900Thomas W6,422,450
        MSDWIF Small Co. Growt 8.00  109,50Thomas Weisel Partners LLC
        UIF Technology         8.00  20,200Thomas Weisel Partners LLC

                                     169,600

Optical MSDWIF    11/3/00      11.00 63,000Piper Ja10,500,000
        MSDWIF Focus Equity    11.00  7,400JP Morgan secs
        MSDWIF Technology      11.00  6,900Warburg Dillon Read
        MSDWIF Small Co. Growt 11.00  9,000JP Morgan secs
        UIF Technology         11.00  3,300JP Morgan secs
        UIF Equity Growth      11.00  9,100Warburg Dillon Read

                                     98,700

TransmetMSDWIF    11/6/00      21.00    600Cowen & 13,000,000
        MSDWIF Equity Growth   21.00  4,200Salomon Smith Barney
        MSDWIF Focus Equity    21.00    500Montgomery secs
        MSDWIF Technology      21.00    400Salomon Smith Barney
        UIF Mid Cap Growth     21.00  2,100Cowen & Co.
        UIF Mid Cap Value      21.00  6,300Montgomery secs
        UIF Technology         21.00    200Deutsche Bank
        UIF Equity Growth      21.00    600Montgomery secs

                                     14,900

(1) All transactions were completed in accordance with Rule 10f-3 and Board approved Rule 10f-3 procedures.
(2) All prices in U.S. Dollar unless otherwise noted
* Morgan Stanley Dean Witter Institutional Funds, Inc. ("MSDWIF")
  The Universal Institutional Funds, Inc. ("UIF")